                                                              Exhibit (a)(1)(B)
                                PURCHASE NOTICE
                                 To Surrender

                               D.R. Horton, Inc.

                            ZERO COUPON CONVERTIBLE
                             SENIOR NOTES DUE 2021

                           CUSIP Number: 23331A AH 2

                        Pursuant to the Company Notice
                             Dated March 31, 2003

   This Purchase Notice relates to the purchase of Zero Coupon Convertible Senior Notes due 2021 (the "Securities") of D.R. Horton, Inc. (the "Company"), at the option of the holder thereof, pursuant to the terms and conditions specified in paragraph 7 of the Securities and as set forth in the Company Notice and the Indenture, dated June 9, 1997 (as supplemented, the "Indenture"), by and between the Company, the guarantors party thereto and American Stock Transfer & Trust Company, as Trustee, as supplemented by the Eleventh Supplemental Indenture, dated as of May 11, 2001.

   Your right to surrender your Securities to the Company for purchase will expire at 5:00 p.m., New York City time, on Monday, May 12, 2003 (the "Purchase Date"). Holders of Securities (the "Holders") must validly surrender Securities for purchase (and not have withdrawn such Securities) prior to 5:00 p.m., New York City time, on May 12, 2003, in order to receive the purchase price of $559.73 per $1,000 principal amount at maturity. Securities surrendered for purchase may be withdrawn at any time prior to 5:00 p.m., New York City time, on Monday, May 12, 2003.

   The address for the Paying Agent is as follows:

                    American Stock Transfer & Trust Company

                      By Mail, Overnight Courier or Hand:
                                59 Maiden Lane
                           New York, New York 10038

   The instructions accompanying this Purchase Notice should be read carefully before this Purchase Notice is completed.

   This Purchase Notice can be used only if:

  . certificates representing Securities are to be physically delivered with it to the Paying Agent, or

  . a surrender of Securities is being made concurrently by book-entry transfer to the Paying Agent's account at the Depository Trust Company ("DTC") through the DTC's Automatic Tenders over the Participant Terminal System ("PTS"), subject to the terms and procedures of that system. Holders that surrender through DTC need not submit a physical Purchase Notice to the Paying Agent if such Holders comply with the transmittal procedures of DTC.

   Any beneficial owner whose Securities are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to surrender such Securities should contact such registered holder of the Securities promptly and instruct such registered holder to surrender on behalf of the beneficial owner.

   Delivery of this Purchase Notice and all other required documents to an address other than as set forth above does not constitute valid delivery to the Paying Agent. Delivery of documents to DTC or the Company does not constitute delivery to the Paying Agent. The method of delivery of all documents, including certificates representing Securities, is at the risk of the Holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. You must sign this Purchase Notice in the appropriate space provided therefore, with signature guarantee if required, and complete the substitute Form W-9 set forth below. See Instructions 1, 2 and 12.

Ladies and Gentlemen:

   By execution of this Purchase Notice, each signatory hereof (the "undersigned") represents that the undersigned has received the Company Notice, dated March 31, 2003 (the "Company Notice"), of D.R. Horton, Inc., a Delaware corporation (the "Company"), which provides the notice to the holders (the "Holders") required pursuant to the Indenture, dated June 9, 1997 (as supplemented, the "Indenture"), by and between the Company and American Stock Transfer & Trust Company, as Trustee, as supplemented by the Eleventh Supplemental Indenture, dated as of May 11, 2001, relating to the Company's Zero Coupon Convertible Senior Notes due 2021 (the "Securities"), and the Holder's right to surrender the Securities for purchase in principal amounts at maturity equal to $1,000 or integral multiples thereof for $559.73 per $1,000 principal amount at maturity thereof, upon the terms and subject to the conditions specified in the Indenture, paragraph 7 of the Securities and as set forth in the Company Notice. Upon the terms and subject to the conditions set forth herein and the Indenture, and effective upon the acceptance for payment thereof, the undersigned hereby irrevocably sells, assigns and transfers all right and title to the Company in and to the Securities surrendered hereby.

   The undersigned hereby irrevocably constitutes and appoints American Stock Transfer & Trust Company (the "Paying Agent") the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Paying Agent also acts as the agent of the Company) with respect to such Securities, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (1) present such Securities and all evidences of transfer and authenticity to, or transfer ownership of, such Securities on the account books maintained by the DTC to, or upon the order of, the Company, (2) present such Securities for transfer and cancellation on the books of the relevant security registrar, and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such Securities, all in accordance with the terms of and conditions to the Company Notice and the Indenture.

   The undersigned hereby represents and warrants that:

   (a) the undersigned owns the Securities surrendered hereby as contemplated by Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and has full power and authority to validly surrender the Securities surrendered hereby;

   (b) when and to the extent the Company accepts such Securities for payment, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their surrender or transfer, and not subject to any adverse claim;

   (c) on request, the undersigned will execute and deliver any additional documents that the Paying Agent or the Company deems necessary or desirable to complete the surrender of the Securities surrendered for purchase hereby and accepted for payment; and

   (d) the undersigned has read and agrees to all of the terms of the Company Notice and this Purchase Notice.

   The undersigned understands that surrender of the Securities is not made in acceptable form until receipt by the Paying Agent of this Purchase Notice, duly completed and signed, together with all accompanying evidence of authority in form satisfactory to the Company in its sole discretion (which may delegate power in whole or in part to the Paying Agent). All questions as to form of documents, eligibility, validity (including time of receipt) and acceptance for payment of any surrender of Securities for purchase hereunder will be determined by the Company in its sole discretion (which may delegate power in whole or in part to the Paying Agent) and such determination shall be final and binding on all parties.

   The undersigned understands that all Securities properly surrendered for purchase and not withdrawn prior to 5:00 p.m., New York City time, on Monday, May 12, 2003 (the "Purchase Date") will be purchased at the purchase price, in cash, upon the terms and conditions specified in the Indenture, paragraph 7 of the Securities and the Company Notice. The undersigned understands that acceptance of the Securities by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Indenture, the Company Notice and this Purchase Notice.

   The check for the aggregate purchase price for such of the Securities surrendered hereby as are purchased will be issued to the order of the undersigned and mailed to the address indicated in the box entitled "Description of Securities Being Surrendered for Purchase," unless otherwise indicated in the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" herein. In the event that the boxes entitled "Special Issuance Instructions" and/or "Special Delivery Instructions" are completed, the check will be issued in the name of, and the payment of the aggregate purchase price will be mailed to, the address so indicated.

   All authority conferred or agreed to be conferred in this Purchase Notice shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Purchase Notice shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                       NOTE: SIGNATURES MUST BE PROVIDED
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

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                          DESCRIPTION OF SECURITIES BEING SURRENDERED FOR PURCHASE

-------------------------------------------------------------------------------------------------------------
 Name(s) and Address(es) of Registered
  Holder(s) (Please fill in exactly as                   Securities Surrendered for Purchase
 name(s) appear(s) on Securities)/(1)/              (Attach additional signed list, if necessary)

-------------------------------------------------------------------------------------------------------------
                                           Security Certificate       Principal Amount      Principal Amount
                                              Number(s)/(2)/      Represented by Securities  Surrendered for
                                                                                            Purchase/(2) (3)/

                                         --------------------------------------------------------------------
                                         --------------------------------------------------------------------
                                         --------------------------------------------------------------------
                                         --------------------------------------------------------------------
                                         --------------------------------------------------------------------
                                               Total Amount
                                         Surrendered for Purchase

-                                        --------------------------------------------------------------------
(1) Must correspond exactly to the name(s) that appear(s) on the certificate(s) for the Securities and the
    Paying Agent's record of registered holders or, if surrendered by a DTC participant, exactly as such participant's name(s) and address(es) appear(s) on the security position listing of the DTC.
(2) Need not be completed if Securities are being surrendered for purchase by book-entry transfer.
(3) If you desire to surrender for purchase less than the entire principal amount evidenced by the
    Securities listed above, please indicate in this column the portion of the principal amount of such
    Securities that you wish to surrender for purchase, otherwise, the entire principal amount evidenced by such Securities will be deemed to have been surrendered for purchase.

-------------------------------------------------------------------------------------------------------------

                                        METHOD OF DELIVERY
 [_] CHECK HERE IF SECURITIES ARE BEING PHYSICALLY DELIVERED HEREWITH.

 [_] CHECK HERE IF SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT
     MAINTAINED BY THE PAYING AGENT WITH DTC, AND COMPLETE THE FOLLOWING:

  Name of Surrendering Institution:_________________________________________________________________

  DTC Account Number:_______________________________________________________________________________

  Contact Person:___________________________________________________________________________________

  Address:__________________________________________________________________________________________

  Telephone (with international dialing code):______________________________________________________

  Facsimile (with international dialing code):______________________________________________________

  Date Surrendered:_________________________________________________________________________________

  Transaction Code Number:__________________________________________________________________________


------------------------------------------------------  -----------------------------------------------------
                 SPECIAL ISSUANCE                                        SPECIAL DELIVERY
                   INSTRUCTIONS                                            INSTRUCTIONS

         (See Instructions 2, 4, 5 and 6)                        (See Instructions 2, 4, 5 and 6)

  To be completed ONLY if Securities not                  To be completed ONLY if Securities not
  surrendered or not purchased and/or any check           surrendered or not purchased and/or any check
  for the aggregate purchase price of Securities          for the aggregate purchase price of Securities
  purchased are to be issued in the name of and           purchased, issued in the name of the
  sent to someone other than the undersigned, or if       undersigned, are to be sent to someone other
  Securities surrendered by book-entry transfer           than the undersigned, or to the undersigned at an
  that are not accepted for purchase are to be            address other than that indicated above.
  credited to an account maintained at DTC other
  than the one designated above.                          Mail Check and/or Securities to:

  Issue Check and/or Securities to:                       Name_____________________________________________
                                                                          (Please Print)
  Name_____________________________________________       Address:_________________________________________
                  (Please Print)
  Address:_________________________________________       _________________________________________________

  _________________________________________________       _________________________________________________
                (Include Zip Code)                                      (Include Zip Code)

  _________________________________________________
        (Taxpayer Identification Number or
              Social Security Number)

  Credit unpurchased Securities by book-entry to DTC account number:

  _________________________________________________
               (DTC Account Number)

  _________________________________________________
                  (Account Party)

------------------------------------------------------  -----------------------------------------------------

           NOTE: SIGNATURES MUST BE PROVIDED ON THE FOLLOWING PAGE.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

--------------------------------------------------------------------------------
                              HOLDERS SIGN HERE
                         (See Instructions 1 and 5)
                    (Please Complete Substitute Form W-9)

 Must be signed by registered Holder(s) exactly as name(s) appear(s) on the Securities or on a security position listing or by person(s) authorized to become registered Holder(s) of the Securities by documents transmitted with this Purchase Notice. If the signature is by an attorney-in-fact, executor, administrator, trustee, guardian, partner, officer of a corporation or another party acting in a fiduciary or representative capacity, please set forth the signer's full title.

  ____________________________________________________________________________

  ____________________________________________________________________________
                          Signature(s) of Holder(s)

 Date:__________________________________, 2003

 Name(s):_____________________________________________________________________

  ____________________________________________________________________________
                                (Please Print)

 Capacity:____________________________________________________________________

 Area Code(s) and Telephone Number(s):________________________________________

 Tax Id./S.S. Number(s):______________________________________________________
       (Taxpayer Identification Number(s) or Social Security Number(s))

 Address(es):_________________________________________________________________
                              (Include Zip Code)


--------------------------------------------------------------------------------

                    The Guarantee Below Must be Completed.

-------------------------------------------------------------------------------
                          GUARANTEE OF SIGNATURE(S)
                         (See Instructions 2 and 5)

 Authorized Signature:________________________________________________________

 Name:________________________________________________________________________

 Title:_______________________________________________________________________

 Name of Eligible Institution:________________________________________________

 Address:_____________________________________________________________________

 Area Code and Telephone Number:______________________________________________

 Date:__________________________________, 2003

-------------------------------------------------------------------------------

                                 INSTRUCTIONS

       Forming Part of the Terms and Conditions of this Purchase Notice

   1. Delivery of Purchase Notice and Securities. This Purchase Notice can be used only if Securities are to be delivered with it to the Paying Agent or a surrender of Securities is being made concurrently by book-entry transfer to the Paying Agent's account at DTC. Holders that surrender through DTC need not submit a physical Purchase Notice to the Paying Agent if such Holders comply with the transmittal procedures of DTC. Securities or confirmation of the delivery of Securities by book-entry transfer to the Paying Agent through DTC, together with a properly completed and duly executed Purchase Notice or agent's message and any other required documents, should be delivered to the Paying Agent at the appropriate address set forth on the first page of this Purchase Notice and must be received by the Paying Agent prior to 5:00 p.m., New York City time, on Monday, May 12, 2003. The term "agent's message" means a message, transmitted to the DTC and received by the Paying Agent and forming a part of a book-entry transfer, that states that the DTC has received an express acknowledgement that the undersigned agrees to be bound by this Purchase Notice and that the Company may enforce this Purchase Notice against the undersigned. Delivery of documents to DTC or the Company does not constitute delivery to the Paying Agent.

   The method of delivery of all documents, including Securities, this Purchase Notice and any other required documents, is at the election and risk of the surrendering Holder(s). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

   Each surrendering Holder, by execution of this Purchase Notice, waives any right to receive any notice of the acceptance of his or her surrender.

   2.  Guarantee of Signatures. No signature guarantee is required if either:

      (a) this Purchase Notice is signed by the registered Holder(s) of the Securities (which term, for purposes of this Purchase Notice, includes any participant in DTC whose name appears on a security position listing as the Holder of such Securities) surrendered with the Purchase Notice, unless such Holder has completed the box entitled "Special Issuance Instructions" and/or "Special Delivery Instructions" above; or

      (b) the Securities surrendered with this Purchase Notice are surrendered for the account of an eligible guarantor institution, as defined in Rule 17Ad-15 under the Exchange Act (each, an "Eligible Institution").

   In all other cases an Eligible Institution must guarantee the signatures on this Purchase Notice. See Instruction 5.

   3. Inadequate Space. If the space provided in the box captioned "Description of Securities Being Surrendered for Purchase" is inadequate, the Security certificate numbers, the principal amount represented by the Securities and the principal amount surrendered should be listed on a separate signed schedule and attached to this Purchase Notice.

   4. Partial Surrenders and Unpurchased Securities. (Not applicable to Holders who surrender by book-entry transfer.) If less than all of the principal amount evidenced by the Securities is to be surrendered for purchase, fill in the portion of the principal amount of such Securities which is to be surrendered for purchase in the column entitled "Principal Amount Surrendered for Purchase" in the box captioned "Description of Securities Being Surrendered for Purchase." In such case, a new certificate for the remainder of the Securities evidenced by the old certificate will be issued and sent to the registered Holder(s), unless otherwise specified in the box entitled "Special Issuance Instructions" and/or "Special Delivery Instructions" in this Purchase Notice, as promptly as practicable following the Purchase Date; provided, however, that each Security purchased and each new Security issued shall be in a principal amount at maturity of $1,000 or integral multiples thereof. The full principal amount of Securities listed and delivered to the Paying Agent is deemed to have been surrendered unless otherwise indicated.

   5.  Signatures on Purchase Notice and Endorsements.

      (a) If this Purchase Notice is signed by the registered Holder(s) of the Securities surrendered for purchase hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Securities without any change whatsoever.

      (b) If the Securities are registered in the names of two or more joint Holders, each such Holder must sign this Purchase Notice.

      (c) If any surrendered Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Purchase Notices as there are different registrations of Securities.

      (d) (Not applicable to Holders who surrender by book-entry transfer.) When this Purchase Notice is signed by the registered Holder(s) of the Securities and transmitted hereby, no endorsements of Securities is required unless payment is to be made, or the Securities not surrendered or not purchased are to be issued, to a person other than the registered Holder(s). See Instruction 2. In such an event, signature(s) on such Securities must be guaranteed by an Eligible Institution. If this Purchase Notice is signed by a person other than the registered Holder(s) of the Securities listed, the assignment form on the Securities must be completed and signed exactly as the name(s) of the registered Holder(s) appear on the Securities and signature(s) on such Securities must be guaranteed by an Eligible Institution. See Instruction 2.

      (e) If this Purchase Notice is signed by attorneys-in-fact, executors, administrators, trustees, guardians, partners, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

   6. Special Payment and Special Delivery Instructions. The surrendering Holder(s) signing this Purchase Notice should indicate in the applicable box or boxes the name and address to which Securities for principal amounts not surrendered or checks for payment of the aggregate purchase price are to be issued or sent, if different from the name(s) and address(es) of such Holder(s). In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated. If no instructions are given, Securities not surrendered will be returned to the Holder(s). Any Holder(s) surrendering by book-entry transfer may request that Securities not surrendered be credited to such account at DTC as such Holder(s) may designate under the caption "Special Issuance Instructions." If no such instructions are given, any such Securities not surrendered will be returned by crediting the account at DTC designated above.

   7. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, eligibility, validity (including time of receipt) and acceptance for payment of any surrender of Securities and its determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all surrenders it determines not to be in proper form or the acceptance for payment of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the surrender of any particular Security. No surrender of Securities will be deemed to have been properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with surrenders must be cured within such time as the Company shall determine. The Company's interpretation of the terms of the Purchase Notice (including these instructions) will be final and binding on all parties. None of the Company, the Paying Agent or any other person is or will be obligated to give notice of any defects or irregularities in surrenders of Securities and none of them will incur any liability for failure to give such notice.

   8. Mutilated, Lost, Stolen or Destroyed Certificates for Securities. Any Holder(s) whose certificates for Securities have been mutilated, lost, stolen or destroyed should write to or telephone the Paying Agent at the address or telephone number set forth on the front cover page of the Company Notice.

   The Holder will then be instructed by the Paying Agent as to the steps that must be taken in order to replace the certificates. This Purchase Notice and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

   9. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Paying Agent and additional copies of the Company Notice and this Purchase Notice may also be obtained from the Paying Agent.

   10. Withdrawal Rights. You may withdraw previously surrendered Securities at any time until 5:00 p.m., New York City time, on May 12, 2003. You may also withdraw surrendered Securities at any time after the expiration of 40 business days from the date of the Company Notice if your Securities have not yet been accepted for payment. See Section 4 of the Company Notice for a more detailed description of withdrawal rights.

   11. Transfer Taxes. Except as set forth in this Instruction 11, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and purchase of Securities to it, or to its order, pursuant to the Company Notice. If, however, payment of the purchase price is to be made to, or if Securities not surrendered or purchased are to be registered in the name of, any persons other than the registered Holder(s), or if surrendered Securities are registered in the name of any person other than the person(s) signing this Purchase Notice, the amount of any transfer taxes (whether imposed on the registered Holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted.

   12. Taxpayer Identification Number. Each Holder surrendering Securities is required to provide the Paying Agent with the Holder's correct taxpayer identification number ("TIN"), generally the Holder's Social Security or federal employer identification number, and certain other information, on Substitute Form W-9, which is provided below, or, alternatively, to establish another basis for exemption from backup withholding. Additionally, a Holder must cross out item (2) in the Certification box on Substitute Form W-9 if the Holder is subject to backup withholding. Failure to provide the information on the form may subject the Holder to a $50 penalty imposed by the Internal Revenue Service and 30% federal income tax backup withholding on the payments made to the Holder or to the payee with respect to Securities purchased pursuant to the Company Notice. The box in Part 3 of the form should be checked if the Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN within 60 days, thereafter the Paying Agent will withhold 30% on all payments of the purchase price until a TIN is provided to the Paying Agent. If this applies, the Holder must complete the "Certificate of Awaiting Taxpayer Identification Number."

   Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Paying Agent a properly completed Internal Revenue Service Form W-8BEN, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8BEN can be obtained from the Paying Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

   If backup withholding applies, the Paying Agent is required to withhold 30% of any purchase price payments made to the Holder or to the payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Paying Agent cannot refund amounts withheld by reason of backup withholding.

Purpose of Substitute Form W-9

   To prevent backup withholding on purchase price payments made with respect to the Securities surrendered pursuant to the Company Notice, the Holder is required to provide the Paying Agent with:

  . the Holder's correct TIN (or, if applicable, the TIN of the payee) by completing the enclosed "Substitute Form W-9," certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), that the Holder is a U.S. person (including a U.S. resident alien), and that:

     .   such Holder is exempt from backup withholding,

     . the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends, or

     . the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; and

  .   if applicable, an adequate basis for exemption.